Exhibit 32

CERTIFICATION

The undersigned certify pursuant to 18 U.S.C. § 1350, that:

(1) The accompanying Quarterly Report on Form 10-Q for the periods ended March 31, 2013, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

	By	/s/ William G. Schultz
William G. Schultz
Date: August 8, 2013		President and Chief Executive Officer

	By	/s/ Kristin A. Hlavka
Kristin A. Hlavka
Date: August 8, 2013		Interim Chief Financial Officer

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